SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]
Filed by a party other than the Registrant  [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Materials Under Section 240.14a-12

                            AXP Discovery Fund, Inc.
                           AXP Progressive Fund, Inc.

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                (Name of Registrant as Specified In Its Charter)


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   (Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules
      14a-6(i)(4) and 0-11

      (1) Title of each class of securities to which transaction applies:

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      (2) Aggregate number of securities to which transaction applies:

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      (3) Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined);

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      (4) Proposed maximum aggregated value of transaction:

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      (5) Total fee paid:

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[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

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      (2) Form, Schedule or Registration Statement No.:

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      (4) Date Filed:

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                            AXP DISCOVERY FUND, INC.
                           AXP PROGRESSIVE FUND, INC.
                     901 Marquette Avenue South, Suite 2810
                           Minneapolis, MN 55402-3268
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                                                                   March 6, 2002

                         **IMPORTANT PROXY INFORMATION**

                       THE SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON TUESDAY, APRIL 9, 2002

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders is scheduled for Tuesday, April 9, 2002. The Funds' records indicate that as of February 8, 2002, ("Record Date" for the meeting) you were holding shares of the above mentioned fund(s) and have not yet issued a vote on the matters put forth. Please take the time to cast your vote now! A quick response will save the added expense associated with additional mailings and solicitations. For more information about the items you are being asked to vote on, please refer to the proxy materials, which were previously mailed to you. Should you have any questions regarding the proxy statement or proxy procedures please call your financial advisor or call Client Services at their toll free number 1-866-606-0480. In order for your vote to be represented, we must receive your instructions on or before Tuesday, April 9, 2002.

For your convenience, we have established four easy methods by which to register your vote:

         1.  By Phone:      For automated phone voting,  call  1-800-597-7836,
                            available 24 hours a day. Enter the 14-digit control number located on your proxy card and follow the prompts.

         2.  By Internet:   Access https://vote.proxy-direct.com and enter the
                            14 - digit control number printed on your proxy card.

         3.  By Fax:        Fax your executed proxy to us toll-free at
                            1-888-796-9932, anytime.

         4.  By Mail:       Simply return your executed proxy in the enclosed
                            postage paid envelope.

                       DON'T HESITATE. PLEASE VOTE TODAY!

As the date of the Special Meeting moves closer and we still have not received your proxy, you may receive a call soliciting you to exercise your right to vote. Thank you in advance for your participation.

American
  Express
 Funds

                                                                         12204-R